EXHIBIT 10.7


             SECOND AMENDMENT TO AMENDED AND RESTATED
                     CREDIT FACILITY AGREEMENT


            THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, dated as of November 29, 1995 (this "Amendment"), is entered into by and among READING & BATES CORPORATION, a Delaware corporation ("RBC"), READING & BATES DRILLING CO., an Oklahoma corporation ("RBD"), READING & BATES EXPLORATION CO., an Oklahoma corporation ("RBX"), READING AND BATES, INC., an Oklahoma corporation ("RBI"), READING AND BATES BORNEO DRILLING CO., LTD., an Oklahoma corporation ("RBB"), READING & BATES (A) PTY. LTD., a company incorporated under the laws of the state of Western Australia, Commonwealth of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower"), and INTERNATIONALE NEDERLANDEN BANK N.V., a company incorporated under the laws of The Netherlands, formerly known as NMB POSTBANK GROEP N.V. (the "Lender").

                       W I T N E S S E T H:

            WHEREAS, the Borrowers and the Lender are parties to a certain Amended and Restated Credit Facility Agreement dated as of April 27, 1995 (as amended by that certain First Amendment to Amended and Restated Credit Facility Agreement, dated as of July 31, 1995, and as the same may hereafter be amended, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

            WHEREAS, the Borrowers desire to repay Facility A and Facility B, terminate Facility F, and obtain the release of the first preferred ship mortgage on the semi-submersible drilling unit "M. G. HULME, JR." and the preferred fleet mortgage on the semi-submersible drilling unit "JIM CUNNINGHAM", together with the related Assignments of Insurances and Drilling Contract Earnings and Revenues applicable to those rigs; and

            WHEREAS, the Borrowers and the Lender have agreed to amend the Credit Agreement, all upon the terms and subject to the conditions and requirements acceptable to the Lender as set forth herein;

            NOW THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

       1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions:

            (a) deleting the existing definitions of "Charter Trustee", "Charters", "Facility A", "Facility A Maturity Date", "Facility B", "Facility F", "Facility F Maturity Date", "Installment Payment Dates", "Interest Period" and "LIBOR".

            (b) deleting the existing definitions of "Advance" "Assign-ments", "Business Day", "Commitment", "Facility", "Interest Payment Date", "Letters of Credit", "Mortgage Amendment", "Notes", "Rigs" and "Security Deposits" and substituting in lieu thereof the following:

                 "Advance"  means a  loan by  the Lender  to any  Borrower
            under Facility C.

                 "Assignments"  means  the  Assignment,   Assumption   and
            Amendment of the Assignment of Insurances and the Assignment, Assumption and Amendment of the Assignment of Drilling Contract Revenues and Earnings dated March 27, 1991, as amended, substantially in the forms of Exhibits M-1 and N-1, respectively, attached hereto.

                 "Business Day" means any day on which commercial banks are open for business in Amsterdam, The Netherlands, and New York, New York.

                 "Commitment" means a maximum of USD 35,000,000.

                 "Facility" means any facility described in Section 4, 5 or
            6 of this Credit Agreement.

                 "Interest Payment Date"  means June  1, 1995, September 1,
            1995, December 1, 1995 and December 31, 1995.

                 "Letters  of  Credit"  means the standby letters of credit issued by Lender pursuant to Section 5.1 and 6.1 below, respectively, under Facility D or Facility E, substantially in the forms attached hereto as Exhibit H-1 and H-2 or as agreed to by Lender.

                 "Mortgage Amendment"  means Amendment  No.  7  to the U.S.
            Preferred Fleet Mortgage, substantially in the form of Exhibit E-1 attached hereto.

                 "Notes" means the amended and restated promissory notes of the Borrower substantially in the form of Exhibits A-2, A-3 and A-4.

                 "Rigs" means the  seven (7) U.S. flag  drilling  rigs, the one (1) Panamanian flag drilling rig and the one (1) Australian flag drilling rig listed in Schedule 1-A attached hereto.

                 "Security Deposits" means the deposits required to be made by the Borrowers with the Lender pursuant to Sections 5.1, 6.1, 10.4, 10.8(a), 10.8(b)(iii)(C), 10.9(b) and 17.1 hereof

            (c) adding the following definition in appropriate alphabetical order:

                 "Hulme Leveraged Lease" means the sale of the semi-submersible drilling unit "M. G. HULME, JR." by Reading and Bates, Inc. to a group of investors including GATX Capital Corporation, ATT Capital Corporation, McDonald Douglas Finance Corporation and Heller Financial for a purchase price of not less than USD 50,000,000, the lease of such unit by Reading and Bates, Inc., on a bareboat charter basis for a term of ten (10) years.

       2. Facility A. Facility A is repaid in full, and Section 2 of the Credit Agreement and Exhibit A-1 attached thereto are hereby deleted in their entirety.

       3. Facility B. By separate instrument Lender has sold all of its rights, title and interest in and to the Charter Notes to Reading & Bates Offshore, Limited, an Affiliate of the Borrowers, the Charter Payments Guaranty has been terminated and Section 3 of the Credit Agreement is hereby deleted in its entirety.

       4. Facility F. Section 7 of the Credit Agreement and Exhibit A-5 attached thereto are hereby deleted in their entirety.

       5. Manner of Drawdown and Issuance of Letters of Credit. Section 8 of the Credit Agreement is hereby amended by:

            (a) deleteing reference to "Facility F" in subsection 8.1(c)(i), 8.2(c) and 8.3(a);

            (b) deleting subsection 8.2(a); and

            (c) deleting reference to "Facility F Notes" in subsection 8.3(b).

       6.   Interest. Section 9 of the Credit Agreement is hereby amended by:

            (a) deleting  subsections  9.1(a)(i)  and  (v)  and  9.1(c);

            (b) deleting subsection 9.1(b) in its entirety and substituting in lieu thereof the following:

                "Interest on unpaid principal amounts outstanding under this Agreement shall be computed on the basis of a year of 365 days and the actual number of days elapsed for all Facilities."

            (c) deleting subsection 9.1(d) in its entirety and substituting in lieu thereof the following subsection 9.1(d):

                "(d)   All Interest Periods shall end on March 31, June  30,
       July 31,  August  31,  September  30,  October  31,  November  30  or
       December 31.

            (d) deleting Section 9.2 in its entirety and substituting in lieu thereof the following Section 9.2:

                "9.2 Payment of Interest. Interest shall be paid by the relevant Borrowers as follows:

                (a) In respect of the unpaid principal amounts outstanding under Facility C, in arrears, on June 1, 1995, September 1, 1995, December 1, 1995 and December 31, 1995; provided, however, that all amounts of unpaid Interest outstanding under Facility C shall be paid in full on the Facility C Maturity Date.

                 (b) In respect of any Guaranty Payment under Facility D or Facility E interest from the date of such Guarantee Payment up to the date such amount is paid by the relevant Borrowers on the date such payment is made; provided, however, that all amounts of unpaid Interest outstanding under Facility D and Facility E shall be paid in full on the Facility D Maturity Date and the Facility E Maturity Date, respectively."

       7. Payments; Repayment. Section 10 of the Credit Agreement is hereby amended by:

       (a)  deleting subsection 10.2(a) in its entirety;

       (b)  deleting Section 10.3 in its entirety;

       (c) deleting subsection 10.4(a) in its entirety and substituting in lieu thereof the following:

            "(a) Upon the sale or actual or constructive total loss of any Rig the sale or insurance proceeds shall be used to (i) prepay any amounts outstanding under Facility C along with all interest accrued on such amounts and all fees and other costs incurred by the Lender and (ii) if all amounts referred to in (i) above have been paid, any such proceeds shall be paid to the Lender and held in an interest bearing account at the Lender which shall serve as additional security for the Credit Facility (unless the Borrowers provide the Lender with other security acceptable to the Lender in an amount equal to, or in excess of, any such proceeds). If such proceeds are placed in an interest bearing account, such funds and any interest earned on them will be returned to the Borrowers upon the repayment of all amounts due under this Agreement and the termination of all Letters of Credit. The Borrowers shall immediately upon receipt of the payments referred to in this Section 10.4 place such proceeds of such sale as are necessary to make the prepayment required by this Section 10.4 in an interest bearing account at the Lender for the benefit of the Lender and all amounts in such account shall be paid to the Lender on the next Interest Payment Date; provided, however, that all interest earned thereon shall be paid to the Borrowers."; and

       (d) deleting   subsection   10.8(b)(iii)(B)  in   its   entirety   and
      substituting in lieu thereof the following:

            "(B) if the efforts referred to in (A) above fail to have the effect of eliminating the increased cost or the reduction in the amount of any payment received, the Borrowers shall on demand (whether made before or after any repayment of the amounts outstanding under Facilities C and E pay to the Lender such amount as the Lender certifies together with supporting documentation to be necessary to compensate it for such additional cost or reduction; and".

       8. Fees and Expenses. Section 13 is amended by deleting subsection 13.1(e) and (f) in their entirety.

       9.   Negative  Covenants  of Borrowers.   Section  16  of  the  Credit
   Agreement is hereby amended by:

            (a) deleting subsection 16.1(g) and the paragraph following subsection 16.1(g) in their entirety and substituting in lieu thereof the following:

                 "(g)   liens  incurred on the semi-submersible drilling unit
            "JIM CUNNINGHAM" pursuant to the Hulme Leveraged Lease; and

                 (h) liens existing as of the date of this Agreement and disclosed in writing to the Lender.

                 Notwithstanding  anything  in  this  Section  16.1  to   the
            contrary, in no event shall the liens, encumbrances and security interests permitted by this Section 16.1 materially impair (in the opinion of the Lender in its sole discretion) the business or financial condition of the Borrowers or the value of the properties of the Borrowers taken as a whole.";

            (b) deleting subsection 16.12 in its entirety and substituting in lieu thereof the following subsection 16.12:

                 "Sale of Rigs, Etc. Sell, transfer or assign any of the Rigs, any right to receive the revenue from the Rigs or any other material asset, other than pursuant to the Hulme Leveraged Lease.

            10. Representations and Warranties. Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represent and warrant to the lender as follows:

                 (a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary action on the part of each of the Borrowers and do not and will not (i) violate any provision of any Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which any Borrower is a party or by which any Borrower or any of its property is bound.

                 (b) This Amendment creates legal, valid and binding obligations of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms, subject to laws affecting creditors' rights generally and applicable equitable legal principles.

                 (c) No Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default exists.

                 (d) All representations and warranties by the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof.

       11. Credit Agreement Ratified and Confirmed. Except as expressly amended and modified herein, all terms and covenants and provisions of the Credit Agreement and all Loan Documents shall remain unaltered and in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement and all Loan Documents as modified herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

       12. Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder.

       13. Conditions Precedent. This Amendment shall be effective upon receipt by the Lender of all of the following, each in form and substance satisfactory to the Lender:

            (a)  Fully executed counterparts of this Amendment.

            (b) Certified copies of the resolutions of the Boards of Directors of each of the Borrowers authorizing the execution and delivery by each of the Borrowers of this Amendment on behalf of each of the Borrowers, and all documents evidencing other necessary corporate action with respect to this Amendment.

            (c) Certificate of the Secretary or the Assistant Secretary of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign this Amendment on behalf of such Borrower and the other documents or certificates to be executed by such Borrower pursuant to this Amendment.

            (d) Copies certified as of a recent date by the Secretary or the Assistant Secretary of each Borrower of its By-Laws.

            (e) A copy of each Borrower's Certificate of Incorporation certified by the Secretary of State of the state of incorporation within thirty (30) days from the date of this Amendment and certificates dated as of a recent date of the Secretary of State of the state of incorporation as to the existence and good standing of each Borrower.

            (f) An opinion of counsel to the Borrowers in form and substance acceptable to the Lender.

            (g) If the date of this Amendment is not a Drawdown Date, a certificate dated the first Drawdown Date of an officer of each of the Borrowers certifying that:

                 (i)  The    representations   and    warranties contained in
            Section 14 of the Credit Agreement are correct on and as of the Drawdown Date as though made on and as of such date; and

                 (ii) No  event  has  occurred  and  is  continuing, or would result from the Advance, or the issuance of a Letter of Credit which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of Default.

            (h) All orders, consents, approvals, licenses, authorizations and validations of, filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Rigs) required to (i) authorize the execution, delivery and performance by the Borrowers of this Amendment or (ii) prevent the execution, delivery and performance by the Borrowers of this Amendment from resulting in a breach of any of the terms and conditions of, or resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrowers pursuant to, or constituting a default (with due notice or lapse of time or both), if such breach, imposition or default would result in a materially adverse change in the financial position of the Borrowers, or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which any Borrower is a party (other than the Mortgage, the Pledges or the Assignments) or to the Borrowers' knowledge after due inquiry by which the Borrowers or their property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrowers, shall have been obtained or made.

            (i) Hulme Leveraged Lease shall have been closed, Facility A, Facility B, Facility F and the Charter Payments Guaranty shall have been repaid, terminated or otherwise satisfied, the Borrower shall have purchased all of the Lender's interests in the Charter Notes for the aggregate price of USD 44,197,422.51 [less the principal portion of all Charter Payments (as defined in the Charter Payments Guaranty) heretofore made to Lender] and the Lender shall have received copies of all of the material agreements executed in connection therewith in a form reasonably satisfactory to the Lender.

       14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

       15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any principles regarding conflicts of laws thereof.

       16. Entire Agreement. This Amendment sets forth the entire under-standing of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

       17. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.


  IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

                             READING & BATES CORPORATION



                             By:
                                 Name:   T. W. Nagle
                                 Title:  Executive Vice President,
                                         Finance and Administration


                             READING & BATES DRILLING CO.



                             By:
                                 Name:   T. W. Nagle
                                 Title:  Vice President and Treasurer


                             READING & BATES EXPLORATION CO.



                             By:
                                  Name:   T. W. Nagle
                                  Title:  Vice President and Treasurer


                             READING AND BATES, INC.



                             By:
                                  Name:   T. W. Nagle
                                  Title:  Vice President and Treasurer


                             READING AND BATES BORNEO DRILLING CO., LTD.



                             By:
                                  Name:   T. W. Nagle
                                  Title:  Vice President and Treasurer


  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of
  the Board of Directors        By:  _________________________________
  in the presence of:                Name:     T. W. Nagle
                                     Title:    Vice President and Treasurer

  -----------------------
  T. W. Nagle, Director


  -----------------------
  W. K. Hillin, Secretary


                                INTERNATIONALE  NEDERLANDEN BANK N.V.



                                By:
                                     Name:
                                     Title:

                       [SIGNATURE PAGE FOR SECOND AMENDMENT TO
                   AMENDED AND RESTATED CREDIT FACILITY AGREEMENT]

                                   Schedule 1-A
                                   List of Rigs


       Name           Official No.     Flag            Owner

  RON TAPPMEYER           -            Australian   Reading & Bates
                                                    (A) Pty. Ltd.

  D. R. STEWART         626904         U.S.         Reading & Bates
                                                    Exploration Co.

  D. K. McINTOSH        591662         U.S.         Reading & Bates
                                                    Exploration Co.

  W. D. KENT            583169         U.S.         Reading & Bates
                                                    Exploration Co.

  CHARLEY GRAVES        6618-76-B      Panamanian   Reading and Bates
                                                    Borneo Drilling Co.,
                                                    Ltd.

  RANDOLPH YOST         601699         U.S.         Reading & Bates
                                                    Drilling Co.

  ROGER W. MOWELL       645360         U.S.         Reading & Bates
                                                    Drilling Co.

  J. T. ANGEL           651645         U.S.         Reading & Bates
                                                    Drilling Co.

  JACK BATES            906283         U.S.         Reading & Bates
                                                    Drilling Co.